Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

(a) Dividends: On January 24, 2022, the board of directors of the Partnership declared a cash distribution of $0.15 per common unit for the fourth quarter of 2021. The fourth quarter common unit cash distribution was paid on February 10, 2022, to unit holders of record on February 3, 2022.

(b) Omnibus Incentive Compensation Plan: In January 2022, the board of directors adopted an amended and restated Compensation Plan, so as to reserve for issuance a maximum number of 750,000 restricted common units. As a result the total number of restricted common units reserved is 1,045,000.

(c) Uncertainties caused by the Russo-Ukrainian War: The recent conflict between Russia and Ukraine may lead to further regional and international conflicts or armed action. It is possible that such conflict could disrupt supply chains and cause instability in the global economy. Additionally, the ongoing conflict could result in the imposition of further economic sanctions by the United States and the European Union against Russia. While much uncertainty remains regarding the global impact of the conflict in Ukraine, it is possible that such tensions could adversely affect our business, financial condition, results of operation and cash flows.